Investments	12 Months Ended
Dec. 31, 2017
Investments [Abstract]
Investments
INVESTMENTS
Commercial Paper and Money Market Investments. As of December 31, 2017 and 2016, the Company had commercial paper and money market investments of $217.6 million and $485.1 million, respectively, that are classified as cash, cash equivalents and restricted cash in the Company’s Consolidated Balance Sheets.
Investments in Marketable Equity Securities. Investments in marketable equity securities consist of the following:

	As of December 31
(in thousands)	2017	2016
Total cost	$269,343	$269,343
Gross unrealized gains	266,972	154,886
Total Fair Value	$536,315	$424,229

At December 31, 2017 and 2016, the Company owned 28,000 shares in Markel Corporation (Markel) valued at $31.9 million and $25.3 million, respectively. The Co-Chief Executive Officer of Markel, Mr. Thomas S. Gayner, is a member of the Company’s Board of Directors.
There were no purchases or sales of marketable equity securities during 2017. The Company settled on $48.3 million of marketable equity securities during 2016, of which $47.9 million was purchased during the year. The Company invested $146.2 million in marketable equity securities during 2015. During 2016, proceeds from sales of marketable equity securities were $29.7 million, resulting in gross realized losses of $8.1 million and gross realized gains of $6.2 million.
Investments in Affiliates. During 2017, the Company acquired approximately 11% of Intersection Holdings, LLC, a company that provides digital marketing and advertising services and products for cities, transit systems, airports, and other public and private spaces, which is accounted for as an investment in affiliate. As of December 31, 2017, the Company held interests in several affiliates; GHG held a 40% interest in Residential Home Health Illinois, a 42.5% interest in Residential Hospice Illinois, a 40% interest in the joint venture formed between GHG and a Michigan hospital, and a 40% interest in the joint venture formed between GHG and Allegheny Health Network (AHN) (see Note 3). For the year ended December 31, 2017 and 2016, the Company recorded $18.3 million and $14.9 million, respectively, in revenue for services provided to the affiliates of GHG.
Additionally, Kaplan International Holdings Limited (KIHL) held a 45% interest in a joint venture formed with York University. In July 2016, Kaplan International Holdings Limited (KIHL) entered into an agreement with University of York International Pathway College LLP (York International College) to loan the LLP £25 million over the next eighteen months, to construct an academic building in the U.K. to be used by the College. York International College is a limited liability partnership joint venture between Kaplan York Limited (a subsidiary of Kaplan International Colleges U.K. Limited) and a subsidiary of the University of York, that operates a pathways college. The loan will be repayable over 25 years at an interest rate of 7% and the loan is guaranteed by the University of York. While there is no strict requirement to make annual principal and interest payments, interest will be rolled up and accrue interest at 7% if no such payments are made. The loan becomes due and payable if the partnership agreement with Kaplan is terminated. In the second half of 2016, KIHL advanced approximately £11.0 million to York International College. In 2017, an additional £5.0 million was advanced to York International College.
As a result of operating losses, in the fourth quarter of 2017, the Company recorded a $2.8 million write-down on its investment in an affiliate. As a result of the challenging industry operating environment and operating losses, in the fourth quarter of 2016, the Company recorded an $8.4 million write-down on its investment in HomeHero, a company that managed an online senior home care marketplace.